EXHIBIT 10.24
                          AMENDMENT TO LEASE AGREEMENT

        THIS AMENDMENT TO LEASE AGREEMENT (this "Agreement") is made and entered into on this 13th day of March, 1997, by and between COOK PROPERTIES, INC. ("Cook Properties"), and TECH HEATING AND AIR CONDITIONING, INC. ("Lessee").

                              W I T N E S S E T H:

        WHEREAS, Cook Properties and Lessee intended to enter into that certain Lease dated April 2, 1995 (the "Lease"), covering approximately 10,850 square feet of space (the "Leased Premises") located at 30300 Bruce Industrial Parkway, Solon, Ohio.

        WHEREAS, Cook Properties and Lessee desire to correct, amend and modify the Lease as more particularly provided herein;

        NOW, THEREFORE, in consideration of the premises, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged and confessed, Cook Properties and Lessee hereby agree as follows:

        1. Cook Properties and Lessee acknowledge and agree that the Lease contains an error in the first paragraph of the Lease where reference is made to Tech Heating and Air Conditioning, Inc., at 30300 Bruce Industrial Parkway, in Solon, Ohio, as the "Lessor" under the Lease.

        2. WHEREAS, Cook Properties and Lessee acknowledge and agree that it was the intent of both Cook Properties and Lessee at the time the Lease was executed that the "Lessor" under the Lease was to be Cook Properties.

        3. Cook Properties and Lessee acknowledge and agree that for all purposes under the Lease all references to Lessor shall mean Cook Properties, and the purpose of this Amendment is to correct the incorrect, inadvertent reference that appears in the Lease where reference is made to Tech Heating and Air Conditioning, Inc. as "Lessor" and correct all references to "Lessor" to refer to Cook Properties.

        4. Cook Properties and Lessee agree that the corrections made pursuant to this Amendment shall relate back to the date the Lease was executed and any rights and/or obligations of "Lessor" under the Lease shall be interpreted to refer to the rights and obligations of Cook Properties commencing on the date the Lease was originally executed.

        In the event of any conflict in the terms, provisions, or conditions of the Lease and this Amendment, the provisions of this Amendment shall prevail.

        IN WITNESS WHEREOF, this Amendment has been executed as of the date first set forth above.

                                             LESSOR:

                                             COOK PROPERTIES, INC.

                                         /s/ BOB COOK
                                             Bob Cook
                                             Title: President


                                             LESSEE:

                                             TECH HEATING AND AIR CONDITIONING,
                                             INC.

                                         /s/ BOB COOK
                                             Bob Cook
                                             Title: President

THE STATE OF OHIO              SS.
                               SS.
COUNTY OF CUYAHOGA             SS.

        The foregoing instrument was acknowledged before me, a Notary Public, on this 13TH day of MARCH, 1997 by Bob Cook, as PRESIDENT of COOK PROPERTIES, INC.

(SEAL)

                                        /s/ MARIA A. SZENTE
                                            Notary Public in and for
                                            The State of Ohio

                                            Print Name: MARIA A. SZENTE
                                            Commission Expires: 9/27/2000


THE STATE OF OHIO              SS.
                               SS.
COUNTY OF CUYAHOGA             SS.

        The foregoing instrument was acknowledged before me, a Notary Public, on this 13TH day of MARCH , 1997 by Bob Cook, as PRESIDENT of TECH HEATING AND AIR CONDITIONING, INC.

(SEAL)
                                        /s/ MARIA SZENTE
                                            Notary Public in and for
                                            The State of Ohio

                                            Print Name: MARIA A. SZENTE
                                            Commission Expires: 9/27/2000

                                TABLE OF CONTENTS

                                                                          PAGE

1.    TERM-POSSESSION........................................................1

2.    RENT...................................................................1

3.    ESCALATION RENTS.......................................................2

4.    LESSOR'S WORK OBLIGATIONS..............................................2

5.    USE....................................................................2

6.    UTILITIES..............................................................3

7.    INTERRUPTION OF UTILITIES AND SERVICES.................................3

8.    OPERATING EXPENSES.....................................................3

9.    REPAIR AND MAINTENANCE OF PREMISES BY LESSEE...........................4

10.   MECHANIC'S LIEN........................................................4

11.   RIGHTS RESERVED BY LESSOR..............................................4

12.   LOSS OR DAMAGE TO PROPERTY.............................................5

13.   INDEMNIFICATION AND INSURANCE..........................................5

14.   DAMAGE AND DESTRUCTION.................................................6

15.   SUBORDINATION..........................................................7

16.   ASSIGNMENT AND SUBLETTING..............................................7

17.   HOLDING OVER...........................................................7

18.   SURRENDER AT END OF TERM...............................................8

19.   LESSOR'S REMEDIES UPON DEFAULT.........................................8

20.   NOTICES...............................................................10

21.   NO WAIVER.............................................................10

22.   BROKER................................................................11

23.   TRANSFER OF LESSOR'S INTERESTS; LIABILITY OF LESSOR...................11

24.   SECURITY DEPOSIT......................................................11

25.   OWNERSHIP OR ALTERATION...............................................12

26.   MISCELLANEOUS.........................................................12

27.   RULES AND REGULATIONS.................................................12

28.   AUTHORITY TO EXECUTE LEASE............................................13

                               ----------------

                     TECH HEATING AND AIR CONDITIONING, INC.
                                  MAIN BUILDING

      I.    5,750 sq. ft. of finished conditioned office space at $10.14 per sq.
            ft.

      II.   5,140 sq. ft. of heated warehouse space at $500 per sq. ft.

                                 LEASE AGREEMENT

      THIS LEASE, made this APRIL 2, 1995, between Tech Heating and Air Conditioning, Inc., at 30300 Bruce Industrial Parkway, in Solon, Ohio, hereinafter called "Lessor," Tech Heating and Air Conditioning, Inc. hereinafter collectively called "Lessee."

                                   WITNESSETH

Lessor leases to Lessee and Lessee rents from Lessor approximately 10,850 square feet of space (the "Premises"), in the warehouse building located at 30300 Bruce Industrial Parkway, in Solon, Ohio (the "Building") together with the non-exclusive right to use a pro-rata share of the parking spaces, upon the terms and provisions set forth in this lease.

1.    TERM-POSSESSION

      (a) The term of this lease shall be 60 months, commencing on APRIL 2, 1995 (the "Commencement Date ") and ending on APRIL 2, 2000.

2.    RENT

      (a) Lessee covenants and agrees to pay to Lessor the Base Rent, Escalation Payments and additional rents and charges set forth in this Lease sometimes collectively hereinafter referred to as ("Rent") without demand, deduction or set-off at the address of Lessor set forth above or such other place as Lessor may designate in writing.

      (b) As Base Rent for the Premises, Lessee shall pay Lessor the sum of EIGHTY FOUR THOUSAND DOLLARS ($84, 000.00), annually during the initial term of this lease, payable in equal monthly installments of SEVEN THOUSAND DOLLARS ($ 7,000.00) each in advance on the day of each and every calendar month. Rent payable for any period less than a calendar month shall be pro-rated on a daily basis.

      (c) In addition to Base Rent, Lessee shall pay to Lessor as additional rent the Escalation Payments in accordance with the provisions of
            Section 3 hereof.

      (d) All overdue installments of rent, 15 day past the 1st of the month shall bear interest from the date such installments is due at the rate of one and one-half percent (1 1/2%) per month until paid. Annual percentage rate is eighteen percent (18%).

3.    ESCALATION RENTS

      (a) Lessee shall pay Lessor, as additional rent, for each lease year commencing with the sixth (6th) lease year an amount equal to four percent (4%) in excess of the total rent payable during the prior average lease year.

      (b) "Lease Year" shall mean each period of twelve (12) consecutive months beginning on the first (lst) day of June of each year, during the term of this lease.

      (c) Such additional rent for every lease year which follows the second lease year shall be billed and paid as follows:

            1. Prior to the beginning of any such lease year, Lessor shall deliver to Lessee a statement showing the aggregate amount of such additional rent that will be payable to the then current lease year. Lessee shall pay Lessor such sum in equal monthly installments on the first day of each and every month during such lease year.

            2. If a statement mentioned in Section (c) (1) shall not have been delivered until the lapse of one or more months of this lease year, for which such payments are to be made, Lessee shall make equal monthly payments of any such increase over the balance of the then current lease year.

      (d) The escalation rent shall be four percent (4%) of the gross rental (base rent and escalation rent) payable during the previous lease year and shall be cumulative.

4.    LESSOR'S WORK OBLIGATIONS

      (a) No representation respecting the condition of the Premises or the Building has been made by Lessor to Lessee unless expressly contained herein and none shall be implied in law.

5.    USE

      (a) Tech Heating and Air Conditioning, Inc. shall use and occupy the Premises for office and warehouse space.

      (b) Lessee shall not use or permit the Premises to be used for any unlawful business or purpose. Lessee at its sole cost and expense shall comply with all laws, orders and regulations of Federal, State, county and municipal authorities and with any directions of any public officer which shall impose any liability, order or duty upon Lessor or Lessee with respect to Lessee's use or occupancy of the Premises.

6.    UTILITIES

      (a) Lessee shall pay for all utilities serving or used in connection with Lessee's occupancy of the Premises, including, without limitation, electricity, gas, water and telephone. Lessee's use of any such services shall never exceed the capacity of the mains, feeders, ducts, and conduits bringing such service to the Premises or of the outlets, risers, wiring, piping, ductwork and other means of distribution of such service within the premises.

            Lessee shall pay to Lessor as additional rent fifteen percent (15%) of all common utilities for the Premises, including, without limitation, electricity, gas and water. Monthly, Lessor shall bill Lessee for its percentage share, based on Lessor's single bill for each utility.

      (b) Lessee shall not use any electrical equipment which will overload or interfere with the electrical installations of the Building. Light bulbs, tubes, starters, ballasts and their equivalents used or consumed on Lessee's Premises shall be paid or by Lessee in addition to rental and other charges provided herein.

7.    INTERRUPTION OF UTILITIES AND SERVICES

      (a) Lessor does not warrant that any of the services stipulated in Paragraphs 5 and 6 above shall be free from interruption, fluctuation or suspension. Any interruption or suspension of, or fluctuation in, any service to the Building or Premises shall not be deemed an eviction or disturbance of Lessee's use and possession of the Premises, or any part thereof, nor render possession of the Premises, or any part thereof, nor render Lessor liable to Lessee for damages, nor relieve Lessee from performance of Lessee's covenants and agreements hereunder.

8.    OPERATING EXPENSES

      (a) Lessee shall pay to Lessor as additional rent FIFTY PERCENT (50% of all costs and expenses (except real estate taxes) paid or incurred by or on behalf of lessor in connection with the operation, servicing, and maintenance of the Premises, (i. e. snowplowing and lawn maintenance). In addition, Lessee shall pay to Lessor FIFTY PERCENT (50%) of the increase in real estate taxes payable for the year 1989 over the tax bills for the year 1988 after building completions.

9.    REPAIR AND MAINTENANCE OF PREMISES BY LESSEE

      (a) Lessee shall make at Lessee's expense all repairs and replacements required to keep the Premises and the fixtures and improvements therein in good working condition and repair except structural repairs, which shall be made by Lessor. All repairs or replacements of the Premises and Building required as a result of Lessee's or its agents, employees or contractor's misuse, neglect, act of negligence or by reason of Lessee's tenancy therein shall be made by Lessee at Lessee's expense. All replacements made by Lessee shall maintain sufficient heat within the Premises to prevent the freezing of pipes and other damage. Any such damage from insufficient heat shall be the responsibility of the Lessee.

            Lessee shall not make any alterations, additions, improvements or other changes in or to said Premises, or installation without Lessor's prior written consent in each and every instance.

10.   MECHANIC'S LIEN

      (a) If, because of any alleged act of Lessee or anyone claiming under Lessee, any mechanic's or other lien shall be filed against Lessor's estate in the Premises (whether or not such lien is valid or enforceable), Lessee shall, at Lessee's own cost and expense, cause the same to be discharged of record by payment of bonding within thirty (30) days after the date of filing thereof and Lessee shall also indemnify and save harmless Lessor from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting from the filing of any such mechanic's or other lien. Nothing in this Lease shall be construed as a consent on Lessor's estate in the Building to any lien or liability under any law relating to liens.

11.   RIGHTS RESERVED BY LESSOR

      Lessor reserves the following rights:

      (a) Lessor will provide door glass lettering and tenant sign in front of building.

      (b) To enter the Premises at all reasonable notice upon reasonable notice

            (i) for making of such inspections, repairs alterations or additions of or to the Premises or the Building as Lessor may deem necessary or desirable.

            (ii) to exhibit the Premises to others in the last six (6) months of lease term.

            (iii) for any purpose whatsoever related to the safety, protection or preservation of the Premises or the Building.

12.   LOSS OR DAMAGE TO PROPERTY

      (a) All property belonging to Lessee or others located in or outside of the Premises or Building, shall be there at the sole risk of Lessee or such others, and unless caused by Lessor's negligence, Lessor and Lessor's agents and employees shall not be liable for the theft, loss or misappropriation thereof, nor for any damage or injury thereto, nor for death or injury of Lessee or any of its officers, agents, employees, customers, invitees or contractors or any other person, or for damage to property caused by fire, casualty, water, rain, sprinklers, snow, frost, ice steam, heat, cold dampness, failing plaster, water coming through the roof, walls or foundations, explosion, sewers or sewage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds, or by any act or neglect of other tenants or occupants of the Building, or any other person, or caused in any manner whatsoever, nor shall Lessor be liable for any latent defect in the Premises.

13.   INDEMNIFICATION AND INSURANCE

      (a) Unless caused by Lessor or Lessor's agents and employees, Lessee shall indemnify Lessor and save Lessor harmless from and against any and all claims, actions damages, liability and expense in connection with loss, damage or injury to persons or property occurring in, on above or arising out of the Premises the use or occupancy thereof, or the conduct or operation of Lessee's business, or occasioned wholly or in part by any act or omission of Lessee's business, or part by any act or omission of Lessee's business, or occasioned wholly or in part by any act or omission of Lessee, its agents, contractors, employees or invitees.

      (b) Lessee shall maintain in full force and effect comprehensive general liability insurance policies naming Lessor as an additional insured in companies licensed to do business in Ohio with minimum single limits of $1,000,000 on account of bodily injuries to or death of one or more than one person as a result of an accident or occurrence and $250,000 on account of damage to property. Lessee shall deposit certificates of such insurance with Lessor prior to take occupancy of the Premises and within ten (10) days prior to the expiration of any such policies.

      (c) Lessee shall maintain fire, extended coverage and other hazard insurance policies covering Lessee's personal property and contents in such amounts as Lessee shall desire.

      (d) Lessee shall pay to Lessor any increase in Lessor's insurance policies resulting from Lessee's use or occupancy of the Premises.

      (e) Lessor and Lessee agree that in the event the Premises or any part of the building, or the equipment, contents or other personal property therein, are damaged or destroyed by fire or other casualty that is coverable under a standard fire and extended coverage policy or is covered by the insurance of the Lessor or Lessee, regardless of cause or origin, including negligence, the rights, if any, of any party against the other, or against the employees or agents of any party, with respect to such damage or destruction and with respect to any loss of the parties, are hereby waived; provided, however, that if such damage is insured and if there shall not prohibit a claim against a party for the amount of the deductible.

14.    DAMAGE AND DESTRUCTION

      (a) If the Premises or Building, respectively, be damaged by fire or other casualty to such extent that the cost of restoration, as estimated by Lessor, will equal or exceed thirty percent (30%) of the replacement value of the Premises or Building (exclusive of foundation), as the case may be, just prior to the occurrence of the damage, or if any damage shall occur as a result of afire or other casualty in the last one and one- half (1 1/2) years of the term of this Lease, Lessor may, not later than the ninetieth (90th) day following the damage, terminate this lease by giving Lessee written notice of such election and this Lease shall be deemed to terminate on the third (3rd) day after the giving of said notice. Lessee shall surrender possession of the Premises within ten (1) days thereafter, and the Rent shall be apportioned as of the date of the damage or destruction.

      (b) If this Lease shall not be terminated in accordance with the rights granted herein, Lessor shall, following receipt of their insurance proceeds, restore the Premises to its condition immediately preceding said damage to he extent possible, within one hundred twenty (120) days from the date of such damage or destruction, subject to delays beyond Lessor's reasonable control; and Lessee shall have no right to terminate this Lease; provided, however, that if Lessor shall not substantially complete the repair or restoration of the Premises within one hundred twenty (120) days following the date of such damage or destruction, so that the Premises are ready for occupancy, then, Lessee as its sole remedy, shall have the right to terminate this Lease by delivering written notice to Lessor within one hundred thirty (130) days following the date of such damage or destruction.

            Lessee, not Lessor, shall restore fixtures, equipment, furniture and other personal property owned by Lessee. In the event that Lessee shall be unable to use any space in the Premises as a result of a fire or other casualty, until demised premises are a fully repaired and ready for occupancy, the Base Rent shall be abated on a per diem basis, pro-rata for the portion of the Premises which Lessee is unable to use because of such fire or other casualty.

15.   SUBORDINATION

      (a) Lessor reserves the right to subject and subordinate this Lease to all mortgages which may now or hereafter affect the Premises, and to any and all advances made thereunder and all renewals, modifications, consolidations, replacements and extensions thereof. Lessee covenants and agrees to executed within fifteen (15) days after receipt of request therefor and instrument Lessor or its lenders may request in confirmation of such subordination provided, however that Lessor shall obtain an agreement of such mortgage providing in substance that so long as Lessee shall be in default under this Lease, Lessee's tenancy will not be distributed by any default under such mortgage. Any alleged uncomplicated or defective construction or maintenance work by Lessor shall not be an excuse for failure to execute the subordination agreement. Lessee agrees to attorn to any mortgagee or purchaser in a foreclosure sale as Lessor under this Lease.

16.   ASSIGNMENT AND SUBLETTING

      Lessee shall not without first obtaining Lessor's written consent:

      (a) Assign, mortgage, hypothecate or convey this Lease or any interest therein voluntarily or by operation of law;

      (b)   Sublet the Premises or any part thereof, or

      (c) Permit the use or occupancy of the Premises or any part thereof by anyone other than Lessee.

17.   HOLDING OVER

      (a) Should Lessee remain in possession of the Premises after the expiration of the term of this Lease without the written consent of Lessor, then without diminishing in any respect Lessor's other remedies with respect to Lessee's failure to vacate the Premises at the end of the term, Lessee shall be a tenant at sufferance and such tenancy shall otherwise be subject to all of the covenants and agreements of this lease, at a monthly rental equal to one hundred fifty percent (150%) of the monthly installment of Rent then otherwise payable hereunder; provided, however, that either Lessor or Lessee has the right to terminate the Lease at any time thereafter upon thirty (30) days prior written notice to the other.

18.   SURRENDER AT END OF TERM

      (a) Upon the expiration or earlier termination of the term hereof Lessee shall surrender the Premises together with all installations, improvements and permanent alterations therein (other that Lessee's furniture, trade fixtures, furnishings, business office machines and equipment which shall remain Lessee's property and shall be removed by Lessee) in as good condition and repair on the date Rent is first payable, reasonable use and wear and loss or damage by fire or other casualty excepted.

      (b) Lessee shall repair at Lessee's expense any damage to the Premises or Building caused by the removal of any property or items from the Premises and Building and any of the same not so removed or removed and not properly repaired, may be removed and/or repaired by Lessor, and Lessee agrees to pay the cost thereof and to indemnify Lessor and hold Lessor harmless therefrom. If Lessee shall not remove any of its personal property at the end of the term, Lessor may treat such property as abandoned by Lessee and such property shall belong absolutely to Lessor.

            Notwithstanding anything in this Lease to the contrary, all portions of the heating, air conditioning, plumbing, electrical and mechanical systems and equipment, all wall and floor covering and all light fixtures shall not be removed by lessee and shall remain in the Premises and belong to Lessor.

19.   LESSOR'S REMEDIES UPON DEFAULT

      (a)   Lessee covenants and agrees that if:

            (i) Lessee shall fail, neglect or refuse to pay in full any installment of Rent or other moneys agreed by it to be paid under the term of this Lease, and if any such default shall continue for a period of fifteen (15) days from the date such installment or payment was due; or

            (ii) Any voluntary or involuntary petition or similar pleading under the United States Bankruptcy Code as now hereafter amended shall be filed by or against Lessee, or any voluntary or involuntary proceeding in any court shall be instituted to declare Lessee insolvent or unable to pay Lessee's debts, and any involuntary filing shall not be Lessee's debts, and any involuntary filing shall not be dismissed or discharged within sixty (60) days thereafter; or

            (iii) Lessee makes an assignment of its property for the benefit of creditors or if the Premises be taken under a levy of execution or attachment in any action against Lessee and such levy, attachment or assignment Is not dismissed or discharged within thirty (30) days; or

            (iv) Lessee shall fail to perform any covenant or provisions of this Lease for a period of fifteen (15) days after the giving of notice thereof in writing by Lessor (but Lessee shall not be deemed in default of any provisions for the making of repairs within said fifteen (15) day period and proceeds therewith with due diligence). Provided however, that Lessee shall not be in default if it continues to pay rent, notwithstanding the fact that Lessee has abandoned the Premises, as long as Lessee gives Lessor thirty (30) days written notice to all other remedies given to Lessor in law or in equity, may be written notice terminate this Lease, or without terminating this Lease or without notice, re-enter the Premises immediately, and by force if necessary, and to remove all persons and their property therefrom, using such force in effecting such removal as may be necessary and advisable to recover possession of the Premises whether possession be in Lessee or a third (3rd) person, without being deemed guilty of any manner or trespass.

      (b) In the event of re-entry by Lessor and/or termination of this Lease, Lessor may, without being obligated to do so, relet the whole or any portion thereof with additional space, for any period equal to, greater or less than the remainder of the term of this Lease, for any sum (including any rental concessions and rent-free occupancy) which it may deem suitable and satisfactory, and for any use and purpose which it may deem appropriate.

      (c) As part of Lessor's damage for Lessee's default, Lessor shall be entitled to receive all of Lessor's expenses, including without limitation, commissions and the cost of repairs, as well as Rent or damages equal to the Rent and all other sums due from Lessee at such time and for the remainder of the term of this lease.

            Any amounts Lessor receives from any new occupant shall be applied to the foregoing damage, Lessee remaining liable for any deficiency.

      (d) No termination of this Lease nor any taking or recovering of possession of the Premises shall deprive Lessor of any of its remedies or actions against Lessee or shall relieve Lessee from its liability for Rent and damages hereunder. The failure of Lessor to relet, or if relet, to collect the Rent under such reletting shall not release or affect Lessee's liability for damages hereunder. All remedies available to Lessor are declared to be cumulative and concurrent.

20.   NOTICES

      (a) Any notices required to be served upon Lessee shall be deemed sufficiently given if in writing, mailed by registered or certified, postage prepaid and addressed to Lessee at the address indicated on the first page of this Lease, or at the Premises, and the time of giving or making such notice or demand shall be deemed to be the time when the same is mailed as herein provided. Any notice by Lessee to Lessor may be in writing sent by registered or certified mail, postage prepaid, addressed to Lessor at 30300 Bruce Industrial Parkway, Solon, Ohio 44139. Lessee and/or Lessor may change their address by giving notice to the other party as provided herein.

      (b) No delay on the part of Lessor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude an other, or further exercise thereof or the exercise of any other right, power or privilege.

      (c) Any acceptance or surrender, waiver or release by Lessor and any cancellation, termination or modification of this lease must be in writing signed by Lessor's satisfaction, and Lessor may accept the same without prejudice to Lessor's right to recover any balance due to pursue any other remedy in this Lease provided.

21.   NO WAIVER

      (a) No receipt of money by Lessor from Lessee with knowledge of the breach of any covenants of this Lease, or after the termination hereof, of after the commencement of any suit, or after judgment for possession of the premises shall be deemed a waiver of such breach, nor shall its reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment.

      (b) No delay on the part of Lessor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other, or further exercise thereof or the exercise of any other right, power or privilege.

      (c) Any acceptance or surrender, waiver or release by Lessor and any cancellation, termination or modification of this Lease must be in writing signed by Lessor's satisfaction, and Lessor may accept the same without prejudice to Lessor's right to recover any balance due to pursue any other remedy in this Lease provided.

22.   BROKER

      (a) Lessee represents and warrants to Lessor that no real estate broker, agent or finder was involved in making, negotiating or consummating this Lease.

23.   TRANSFER OF LESSOR'S INTERESTS; LIABILITY OF LESSOR

      (a) If Lessor should sell or otherwise transfer Lessor's interest in the Building, Lessor shall thereafter have no liability to Lessee under this Lease or any modification or amendment thereof or extensions or renewals thereof, except for such liabilities which might have accrued prior to the date of such sale or transfer of Lessor's interest.

      (b) If Lessor shall fail to perform any covenant, term or condition of this Lease upon Lessor's part to be performed or if Lessee shall have any claim against Lessor arising out of arty provision of this Lease, statute or common law, and as a consequence of such default or claim Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds received at a judicial sale upon the execution and levy against the right, title and interest of Lessor in the Building, and in the rents or other income from such property receivable by Lessor. Lessor shall have no personal or individual liability under this Lease.

24.   SECURITY DEPOSIT

      (a) Lessee has or will deposit with Lessor the sum of $0.00 as security for the faithful performance and observance by Lessee, of the terms, provisions and conditions of this lease; it is agreed that in the event Lessee defaults in respect of any of the terms provisions, and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Lessee is in default or for any sum which Lessor may extend or may be required to extend the reason of Lessee's default in respect to any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiencies in the reletting of this Premises whether such damages of deficiencies accrue before or after summary proceedings or other re-entry by

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            Lessor. In the event that Lessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Lessee after the date fixed as the end of the Lease and after delivery of entire possessions of demised Premises to Lessor. Lessee further covenants that it will not assign or encumber or attempt to assign or encumber the moneys deposited herein as security, and neither Lessor nor its successor assigned shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

25.   OWNERSHIP OR ALTERATION

      (a) All installations, alternations, improvements or addition to the Premises (other than Lessee's personal property) made by Lessor or Lessee shall become the Lessor's property upon installation and shall remain in or upon the Premises upon termination.

26.   MISCELLANEOUS

      (a) The holding of any court that any provision of this Lease is invalid or unenforceable shall not affect the remaining provisions of the Lease which shall remain in full force and effect. This Lease contains the entire agreement of the parties and shall not be modified in any manner except by an instrument in wiring signed by the parties or their respective successors in interest. Time is expressly declared to be of the essence for all provisions of this Lease. The paragraph headings of this Lease are for convenience only and shall not be used in the interpretation of any of its provisions. This Lease shall not be recorded, but either party shall execute at the request of the other an instrument in recordable form setting forth the names of the parties and the terms of this Lease. If more than one person shall execute this Lease as Lessee, then each person executing this Lease shall jointly and severally be liable hereunder.

27.   RULES AND REGULATIONS

      (a) Lessee and Lessee's servants, employees, agents, visitors and licensees shall observe faithfully, and comply strictly with any Rules and Regulations as Lessor or Lessor's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Lessor may elect.

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28.   AUTHORITY TO EXECUTE LEASE

      (a) If Lessee is a corporation, each person(s) signing this Lease as an officer represents to the Lessor that such person(s) is authorized to execute this Lease without the necessity of obtaining any other signatures from any other officers, that the execution of this Lease has been authorized by the Board of Directors of the corporation, and that this lease is fully binding upon the Lessee.

      IN WITNESS WHEREOF, the parties hereto have set their hands to counterparts, each of which shall have the same force and effect as if it were an original, this APRIL 2, 1995, as to Lessor, and this APRIL 2, 1995, as to Lessee.

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ACKNOWLEDGMENT

Signed in the presence of:  "Lessor"


/S/ LINDA KONTUR                    By: _____________________________
                                    Tech Heating and Air Conditioning, Inc.
                                    "Lessee"

                                    By: /S/ BOB COOK
                                          Bob Cook

STATE OF OHIO                 ss.
COUNTY OF CUYAHOGA            ss.     SS:

      The foregoing instrument was acknowledged before me, a Notary Public on this 2nd day of April, 1995 by Bob Cook.

                                                /S/ MARIA SZENTE
            (SEAL)                              Notary Public
                                                Maria A. Szente

STATE OF OHIO                 ss.
COUNTY OF CUYAHOGA            ss.     SS:

      The foregoing instrument was acknowledged before me, a Notary Public on this 2nd day of April, 1995 by Bob Cook, President of Tech, Inc., an Ohio corporation, on behalf of said corporation and by Bob Cook, individually.

                                                /S/ MARIA SZENTE
            (SEAL)                              Notary Public
                                                Maria A. Szente

THIS INSTRUMENT PREPARED BY:
Howard S. Chapman
Attorney at Law
25250 Rockside Road
Bedford Heights, Ohio  44146
(216) 439-3400

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